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                                    EXHIBIT 10-3



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FORM R.L.2
                                THIRD SCHEDULE

                       REGISTERED LAND ORDINANCE, 1974

                              TRANSFER OF LEASE



REGISTRATION SECTION                 BLOCK                    PARCEL

WEST CENTRAL                       28110  B                    38/1
WEST CENTRAL                       280009 B                     2/2


             WE CASABLANCA RESORTS DEVELOPMENT OF ANGUILLA LIMITED

in consideration of U.S. $3,200,000.00 (the receipt  whereof is hereby acknowledged)  HEREBY

TRANSFER

to        SONESTA HOTELS OF ANGUILLA LIMITED


of        THE VALLEY, ANGUILLA, B. W. I.

the leasehold interest comprised in the above-mentioned title.


          SEE  SCHEDULE  ATTACHED HERETO


Dated this         day  of                   19
The Common Seal of the Transferor                      )  /S/_________________
was hereto affixed by its Secretary in the presence    )     MAGGIE ALSULTANY
of its Director both of whom signed their names        )      SECRETARY
hereto in the presence of:                             )  /S/_________________
                   /S/                /S/                    KAMAL ALSULTANY
The Common Seal of the Transferee was hereto           )      DIRECTOR
affixed by its Secretary in the Presence of its        )
Director both of whom signed their names               )  /S/_________________
hereto in the presence of :                            )     PETER J. SONNABEND
     * Delete if not applicable                               SECRETARY

                                                          /S/_________________
                                                            BOY A. J. VAN RIEL
                                                             DIRECTOR


                                     SEAL